UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 19, 2011
F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)
FLORIDA

(State or Other Jurisdiction of Incorporation)

001-31940	25-1255406

(Commission File Number)	(IRS Employer Identification No.)

One F.N.B. Boulevard, Hermitage, PA	16148

(Address of Principal Executive Offices)	(Zip Code)
(724) 981-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On January 24, 2011, F.N.B. Corporation (the Corporation) announced financial results for the quarter and year ended December 31, 2010. A copy of the press release announcing the Corporation’s results for the quarter and year ended December 31, 2010 is attached hereto as Exhibit 99.1 and incorporated by reference herein.
ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF
CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     On January 19, 2011, the Corporation’s Board of Directors approved promotions for the following executive officers:
•	Vincent J. Delie, Jr. — President of F.N.B. Corporation and Chief Executive Officer of First National Bank of Pennsylvania (FNBPA).
•	Brian F. Lilly — Vice Chairman of F.N.B. Corporation and continuing as Chief Operating Officer of F.N.B. Corporation.
     Mr. Delie, age 46, joined FNBPA in 2005. In June 2009, the Corporation promoted Mr. Delie to Executive Vice President and Chief Revenue Officer and President of FNBPA. The Corporation incorporates by reference the description of Mr. Delie’s employment agreement reported in its Current Report on Form 8-K filed with the Securities and Exchange Commission (SEC) on December 21, 2010. In connection with his most recent promotion, Mr. Delie’s annual base salary increased from $370,800 to $450,000 and his target bonus percentage remained at 50% of his base salary.
     Mr. Lilly, age 52, joined the Corporation in 2003. In June 2009, the Corporation promoted Mr. Lilly to Executive Vice President and Chief Operating Officer. The Corporation incorporates by reference the description of Mr. Lilly’s employment agreement reported in its 2010 proxy statement filed with the SEC on March 26, 2010. In connection with his most recent promotion, Mr. Lilly’s annual base salary increased from $370,800 to $410,000 and his target bonus percentage remained at 50% of his base salary.
     A copy of the press release relating to these appointments is attached as Exhibit 99.2.
ITEM 8.01. OTHER EVENTS
     On January 20, 2011, FNBPA’s Board of Directors promoted John C. Williams to President of FNBPA. Mr. Williams joined FNBPA in 2008 as the President of its Pittsburgh Region.
     Prior to joining FNBPA, Mr. Williams served as Executive Vice President of Commercial Banking for Huntington National Bank in Pittsburgh. Previously, he served in executive management positions with National City Bank and Mellon Bank. Mr. Williams earned a Bachelor of Science Degree from Purdue University and a Master’s Degree in Business Administration from The Ohio State University.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Exhibits:

99.1	Press release dated January 24, 2011 announcing the financial results of F.N.B. Corporation for the quarter and year ended December 31, 2010.

99.2	Press release dated January 20, 2011 announcing the recently approved executive promotions.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION (Registrant)
By:	/s/ Vincent J. Calabrese
	Name:	Vincent J. Calabrese
	Title:	Chief Financial Officer (Principal Financial Officer)

Dated: January 24, 2011